Note 6 - Income Taxes (Detail) - Income Tax Reconciliation (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income (loss) before income taxes	$ (255)	$ 865
Federal statutory tax rate	35.00%	35.00%
	(89)	303
State income taxes, net of federal income tax benefits	48	59
Change in valuation allowance	188	(97)
Capital loss carryforward		(10)
Increase in available federal tax credit	(35)	(75)
Other nondeductible expenses	46	12
Increase in net operating loss carryforward: state	(86)	(87)
federal	1	(1)
Other, net	(2)	(15)
	$ 71	$ 89